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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    June 14, 1996
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                               CARMIKE CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                  0-14993                   58-1469127
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          (State or other            (Commission               (IRS Employer
          jurisdiction of            File Number)           Identification No.)
          incorporation)


            1301 First Avenue
            Columbus, Georgia                                 31901
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            (Address of principal executive offices)       (Zip Code)



    Registrant's telephone number, including area code     (706) 576-3400
                                                           --------------


                                   Not Applicable
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events.

         Carmike Cinemas, Inc. (the "Company") is hereby filing certain cautionary statements for the purposes of establishing a readily available document which may be referenced pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). The Company wishes to ensure that any forward-looking statements are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established in the Reform Act. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, among others, that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company in oral or written communications and in documents filed with the Securities and Exchange Commission.

         The Company cautions that the following important factors, among others (including but not limited to factors mentioned from time to time in the Company's reports filed with the Securities and Exchange Commission), could affect the Company's actual results and could cause the Company's actual results to differ materially from those expressed in any forward-looking statements of the Company made by or on behalf of the Company. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can management assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Therefore, forward-looking statements should not be relied upon as a prediction of actual future results.


1.       Expansion Plans

         Theatre acquisitions and new theatre openings have greatly expanded the Company's operations in the past several years and the Company intends to continue to pursue a strategy of expansion. The success of these expansion plans will depend on a number of factors including the selection and availability of suitable acquisition candidates and potential site locations and the availability of sufficient funds. There can be no assurance that suitable candidates or locations will be available or that sufficient funds will be internally generated or can be obtained on terms satisfactory to the Company. Further, there can be no assurance that the Company will be as successful in making future acquisitions or in integrating such acquisitions into the Company's existing operations as it has been in the past.
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2.       Dependence upon Motion Picture Production and Performance

         The Company's business is dependent both upon the availability of suitable motion pictures for exhibition in its theatres and the performance of such pictures in the Company's markets. Accordingly, the Company's results of operations will vary from period to period based upon the quantity and quality of the motion pictures it exhibits. A disruption in the production of motion pictures or lack of success of motion pictures could have a material adverse effect on the Company's business.

3.       Seasonality

         The major film distributors generally release during the summer and holiday seasons, primarily Thanksgiving and Christmas, those films which they anticipate to be most successful. Consequently, the Company has historically generated higher revenues during such periods. The timing of such releases can have a significant impact on the Company's results of operations, and the results of one quarter are not necessarily indicative of results for the next quarter.

4.       Dual Classes of Common Stock; Control by Principal Stockholders

         The outstanding Common Stock of the Company consists of 9,758,601 shares of Class A Common Stock and 1,420,700 shares of Class B Common Stock as of June 4, 1996. Except for voting as to certain matters, holders of both classes of Common Stock vote together as a single class, with Class A Common Stock having one vote per share and Class B Common Stock having ten votes per share. The two classes of Common Stock also differ as to dividend rights, convertibility and transferability. Through its ownership, directly or indirectly, of all the outstanding shares of the Class B Common Stock and 124,791 shares of the Class A Common Stock, including shares subject to purchase upon exercise of vested options, the Patrick Family (including C.L. Patrick, the Chairman of the Company's Board of Directors, Michael W. Patrick, the Company's President, and Carl L. Patrick, Jr., a director of the Company) owns 59.5% of the combined voting power of both classes of Common Stock. Such ownership allows them to elect all of the directors of the Company and to determine the outcome of any other matter submitted to stockholders for approval (except for matters requiring approval of both classes voting separately). The voting rights of the Class B Common Stock may make the Company less attractive as the potential target of a hostile tender offer or other proposal to acquire or merge with the Company, even if such actions would be in the best interests of the holders of Class A Common Stock.

5.       Dependence upon Senior Management

         The Company's success depends on the continued contributions of its senior management, including Michael W. Patrick, the Company's President, and John O. Barwick, III, Vice President-Finance. The loss of the services of one or more members of the Company's senior management could have a material adverse effect upon the Company's business and development. The Company has an employment agreement with Michael W. Patrick.
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6.       Competition

         The Company's operations are subject to varying degrees of competition with respect to licensing films, attracting patrons, obtaining new theatre sites and acquiring theatre circuits. In addition, the Company's theatres face competition from a number of motion picture exhibition delivery systems, such as pay television, pay-per-view and home video systems. While the impact of such delivery systems on the motion picture industry is difficult to determine precisely, there can be no assurance that they will not have an adverse impact on attendance. Movie theatres also face competition from other forms of entertainment competing for the public's leisure time and disposable income.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Carmike Cinemas, Inc.


Dated:  June 14, 1996           By:     /s/ John O. Barwick, III
                                        John O. Barwick, III
                                        Vice President-Finance